                                                                    EXHIBIT 10.3

                               FIRST AMENDMENT TO
                                 SECOND AMENDED
                                  AND RESTATED
                                CREDIT AGREEMENT



                           DATED AS OF APRIL 12, 2001



                                  BY AND AMONG


                             AIMCO PROPERTIES, L.P.,
                       AIMCO/BETHESDA HOLDINGS, INC., AND
                             NHP MANAGEMENT COMPANY
                                  as Borrower,


                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                 DEPFA BANK AG,
                         as Managing Agent and a Lender

                                       and

                        NEW YORK LIFE INSURANCE COMPANY,
                                   as a Lender

                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                 This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of April 12, 2001 (the "AMENDMENT EFFECTIVE DATE") and entered into by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation ("AIMCO/BETHESDA") and NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP MANAGEMENT") (AIMCO, AIMCO/Bethesda and NHP Management collectively referred to herein as "BORROWER"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), DEPFA BANK AG ("DEPFA"), and NEW YORK LIFE INSURANCE COMPANY ("NEW YORK LIFE"), and is made with reference to that certain Second Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") dated as of September 20, 2000 by and among Borrower, each lender from time to time party thereto, BANK OF AMERICA, as Administrative Agent, Issuing Lender and a Co-Lead Agent, FLEET NATIONAL BANK, as a Lender, a Co-Lead Agent, and Syndication Agent, and FIRST UNION NATIONAL BANK, as a Lender and Documentation Agent (the Credit Agreement as amended by this Amendment, the "AMENDED Agreement"). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined. The Guarantors set forth on pages S-5 through S-16 are only parties to this Amendment for purposes of Section 4 and are not a party to the Credit Agreement.

                                     RECITAL

         WHEREAS, Borrower and Administrative Agent desire to amend the Credit Agreement to increase the Combined Commitments by $50,000,000 to an aggregate total of $400,000,000 as of the date hereof;

         WHEREAS, each of the Lenders has acknowledged and agreed that its consent to any increase in the Combined Commitments up to a maximum of $400,000,000 is not required so long as Administrative Agent and Borrower have consented in writing to such increase;

         WHEREAS, DePfa, Administrative Agent and Borrower hereby consent to adding DePfa as a new Lender with a Commitment of $25,000,000 and as an assignee of Bank of America, as Lender, with respect to $5,000,000 of Bank of America's Commitment, pursuant to a Notice of Assignment and Acceptance of even date herewith, such that after giving effect to such Notice of Assignment and Acceptance and this Amendment, DePfa's total aggregate Commitment shall be $30,000,000;

         WHEREAS, New York Life, Administrative Agent and Borrower hereby consent to adding New York Life as a new Lender with a total aggregate Commitment of $25,000,000;

         NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:

AMENDMENTS TO THE CREDIT AGREEMENT

AMENDMENT TO SUBSECTION 1.01: DEFINED TERMS.

Subsection 1.01 of the Credit Agreement is hereby further amended by deleting, in their entirety, the definitions of the terms listed below and inserting the following in lieu thereof:

                  "COMBINED COMMITMENTS" has the meaning assigned to such term in the definition of "Commitment". The Combined Commitments are $400,000,000.

                  "PRO RATA SHARE" means, with respect to each Lender, the percentage of the Combined Commitments set forth opposite the name of that Lender on Schedule 2.01, as may be amended from time to time.

AMENDMENT TO SCHEDULES.

Schedule 2.01 shall be deleted in its entirety and replaced with that attached hereto.

Schedule 5.16 shall be deleted in its entirety and replaced with that attached hereto.

CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective on the Amendment Effective Date, if each of the following conditions are satisfied:

Borrower, DePfa and New York Life have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed copies of this Amendment dated as of the Amendment Effective Date;

Guarantors have executed this Amendment with respect to Section 4;

Borrower shall have executed a new Committed Loan Note for DePfa and New York Life, respectively, dated as of the Amendment Effective Date and in an amount equal to DePfa's and New York Life's Commitment, respectively;

Borrower shall have delivered a certificate, satisfactory to Agent, signed by a Responsible Officer stating that (i) the representations and warranties contained in Section 3 are true and correct on and as of the Amendment Effective Date, and (ii) no Default or Event of Default then exists, and no Default or Event of Default will result from the consummation of the transactions contemplated by this Amendment;

If required by Administrative Agent, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrower and the Guarantors in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Amendment Effective Date, with respect to the validity, binding effect and enforceability of this Amendment, and due authorization, execution and delivery thereof, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request; and

Borrower shall have paid the reasonable fees, costs and expenses of Administrative Agent's counsel in connection with this Amendment.

Each of DePfa and New York Life shall have received the full amount of the fees set forth on the Schedule of Fees attached to its respective Allocation Letter dated as of even date herewith.

BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement. Each of the Borrower, the REIT and the Guarantors are in good standing in the respective states of their organization on the Amendment Effective Date.

AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement have been duly authorized by all necessary corporate action on the part of Borrower and the other parties delivering any of such documents, as the case may be. The organizational documents of the Borrower, the REIT and the Guarantors have not been modified in any material respect since September 20, 2000.

NO CONFLICT. The execution and delivery by Borrower and the Guarantors of this Amendment and the performance of the Credit Agreement by Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, their respective Organization Documents or any order, judgment or decree of any court or other agency of government binding on Borrower, the REIT or any of their Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, the REIT or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries.

GOVERNMENTAL CONSENTS. The execution and delivery by Borrower and the Guarantors of this Amendment and the performance by Borrower and the Guarantors under the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

BINDING OBLIGATION. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrower and the Guarantors, as applicable, and is enforceable against Borrower and/or the Guarantors, as applicable, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

ACKNOWLEDGEMENT AND CONSENT

                  Guarantors are party to that certain Payment Guaranty of REIT and of Preferred Stock Subsidiaries (Oxford Guarantors) dated as of September 20, 2000, that certain Payment Guaranty of REIT and of Preferred Stock Subsidiaries (Non-Oxford Guarantors) dated as of September 20, 2000, that certain Payment Guaranty of Non-Preferred Stock Subsidiaries (Oxford Guarantors) dated as of September 20, 2000, and that certain Payment Guaranty of Non-Preferred Stock Subsidiaries (Non-Oxford Guarantors) dated as of September 20, 2000, pursuant to which Guarantors have guarantied the Obligations. Nothing in this Section 4 shall be construed to make the Guarantors a party to the Credit Agreement or to create any obligation in respect thereof except pursuant to each Guaranty.

                  Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty), including without limitation the payment and performance of all such "Indebtedness," as the case may be, with respect to the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.

                  Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

MISCELLANEOUS

REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

FEES AND EXPENSES. Borrower acknowledges that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower, Administrative Agent, DePfa and New York Life, and receipt by Borrower and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

                 [SIGNATURES ON ATTACHED PAGES S-1 THROUGH S-16]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                    BORROWER


                                            AIMCO PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By:  AIMCO-GP, INC.,
                                            a Delaware corporation
                                            Its:  General Partner

                                            By:  /s/ PETER K. KOMPANIEZ
                                                --------------------------------
                                                     Peter K. Kompaniez
                                                     President





                                            AIMCO/BETHESDA HOLDINGS INC.,
                                            a Delaware corporation



                                            By:  /s/ PETER K. KOMPANIEZ
                                                --------------------------------
                                                     Peter K. Kompaniez
                                                     President





                                            NHP MANAGEMENT COMPANY,
                                            a District of Columbia corporation


                                            By:  /s/ PATRICK FOYE
                                                --------------------------------
                                                     Patrick Foye
                                                     Executive Vice President

                                            BANK OF AMERICA


                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent


                                            By: /s/ ROBERT N. ALLEN
                                               ---------------------------------
                                            Name:   Robert N. Allen
                                            Title:  Principal

                                 DEPFA BANK AG


                                 DEPFA BANK AG,
                                 as a Lender


                                 By:      /s/ DAGMAR NIERSTE /s/ NICKLES - TESKE
                                          --------------------------------------
                                          Name:
                                          Title:

                                            NEW YORK LIFE INSURANCE COMPANY


                                            NEW YORK LIFE INSURANCE COMPANY,
                                            as a Lender


                                            By:      /s/ KEVIN G. SMITH
                                                     ---------------------------
                                                     Name: Kevin G. Smith
                                                     Title:

The undersigned Guarantors hereby execute this Amendment solely for the purposes of acknowledging the same and consenting thereto in accordance with Section 4 thereof.


REIT AND PREFERRED STOCK SUBSIDIARIES:


APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,


By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President


AIMCO/NHP HOLDINGS, INC.,


By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President


NHP A&R SERVICES, INC.,


By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President


AIMCO/NHP PROPERTIES, INC.,


By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President

NHP MANAGEMENT COMPANY


By:      /s/ PATRICK FOYE
         -----------------------------------
         Patrick Foye
         Executive Vice President



AIMCO/BETHESDA HOLDINGS, INC.

By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter Kompaniez
         President


NON-PREFERRED STOCK SUBSIDIARIES:

Oxford Realty Financial Group, Inc.

By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President


Oxford Holding Corporation

By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President


AIMCO/Bethesda Holdings Acquisitions, Inc.
AIMCO/Bethesda Holdings Acquisitions II, Inc.

By:      /s/ PETER K. KOMPANIEZ
         -----------------------------------
         Peter K. Kompaniez
         President

AIMCO/Colonel I, L.P.

By:      AIMCO Holdings, L.P.,
         Its General Partner

         By:      AIMCO Holdings QRS, Inc.,
                  Its General Partner

                  By:      /s/ PETER KOMPANIEZ
                           -----------------------------
                           Peter Kompaniez
                           President

AIMCO/Bethesda GP, L.L.C.
AIMCO/Bethesda Employee, L.L.C.
AIMCO/Bethesda II, LLC
AIMCO/Akron One, L.L.C.
AIMCO/Allentown, L.L.C.
AIMCO/Allview, L.L.C.
AIMCO/Apollo, L.L.C.
AIMCO/Augusta, L.L.C.
AIMCO/Beach, L.L.C.
AIMCO/Beville, L.L.C.
AIMCO/Brandermill, L.L.C.
AIMCO/Brandon, L.L.C.
AIMCO/Casselberry, L.L.C.
AIMCO/Charleston, L.L.C.
AIMCO/Chickasaw, L.L.C.
AIMCO/Chimneytop, L.L.C.
AIMCO/Farmingdale, L.L.C.
AIMCO/Fox Valley, L.L.C.
AIMCO/Greensboro, L.L.C.
AIMCO/Greenville, L.L.C.
AIMCO/Kettering, L.L.C.
AIMCO/Kings, L.L.C.
AIMCO/Kirkman, L.L.C.
AIMCO/Lake Ridge, L.L.C.
AIMCO/Lakeridge California, L.L.C.
AIMCO/Lantana, L.L.C.
AIMCO/Laurel, L.L.C.
AIMCO/Lexington, L.L.C.
AIMCO/Middletown, L.L.C.
AIMCO/Nashua, L.L.C.
AIMCO/Newport, L.L.C.
AIMCO/North Gate, L.L.C.
AIMCO/North Woods, L.L.C.
AIMCO/Ocala, L.L.C.
AIMCO/Palm Aire, L.L.C.
AIMCO/Palm Beach, L.L.C.
AIMCO/Pinellas, L.L.C.
AIMCO/Runaway Bay, L.L.C.
AIMCO/Salem, L.L.C.
AIMCO/San Bruno, L.L.C.

AIMCO/Schaumburg, L.L.C.
AIMCO/Southridge, L.L.C.
AIMCO/Spartanburg, L.L.C.
AIMCO/Tidewater, L.L.C.
AIMCO/Travis One, L.P.
AIMCO/Westridge, L.L.C.
AIMCO/Bethesda Williamsburg, L.L.C.


By:      AIMCO Properties, L.P.,
         Its Sole Member

         By:      AIMCO-GP, Inc.

                  By:      /s/ PETER K. KOMPANIEZ
                           ---------------------------
                           Peter K. Kompaniez
                           President

AIMCO Anchorage, L.P.
AIMCO Bay Club, L.P.
AIMCO Bridgewater, L.P.
AIMCO Copperfield, L.P.
AIMCO Crows Nest, L.P.
AIMCO Group, L.P.
AIMCO Hampton Hill, L.P.
AIMCO Hastings Place, L.P.
AIMCO LT, L.P.
AIMCO Oak Falls, L.P.
AIMCO Park at Cedar Lawn, L.P.
AIMCO Peppermill Place, L.P.
AIMCO Recovery Fund, L.P.
AIMCO Seaside Point, L.P.
AIMCO Signature Point, L.P.
AIMCO Stirling Court, L.P.
AIMCO Sunbury, L.P.
AIMCO Township at Highlands, L.P.
AIMCO UT, L.P.
AIMCO West Trails, L.P.

By:      AIMCO Holdings, L.P., as their general partner

         By:      AIMCO Holdings QRS, Inc., its
                  general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ---------------------------
                           Peter K. Kompaniez
                           President

AIMCO Bay Club II, L.P.

By:      AIMCO Bay Club, L.P., its general partner

         By:      AIMCO Holdings, L.P., as their general partner

                  By:      AIMCO Holdings QRS, Inc., its
                           general partner

                           By:      /s/ PETER K. KOMPANIEZ
                                    ----------------------------
                                    Peter K. Kompaniez
                                    President


AIMCO Holdings, L.P.

By:      AIMCO Holdings QRS, Inc., its
         general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ---------------------------
                           Peter K. Kompaniez
                           President


Ambassador CRM Florida Partners, L.P.

By:      Ambassador Florida Partners Limited Partnership, as its
         general partner

         By:      Ambassador Florida Partners, Inc., as its
                  general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ---------------------------
                           Peter K. Kompaniez
                           President

Ambassador I, L.P.

By:      Ambassador I, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ------------------------------
                  Peter K. Kompaniez
                  President


Ambassador II, L.P.

By:      Ambassador II, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ------------------------------
                  Peter K. Kompaniez
                  President


Ambassador VIII, L.P.

By:      Ambassador VIII, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ------------------------------
                  Peter K. Kompaniez
                  President


Ambassador IX, L.P.

By:      Ambassador IX, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ------------------------------
                  Peter K. Kompaniez
                  President

Ambassador Apartments, L.P.
Property Asset Management Services, L.P.

By:      AIMCO Properties, L.P., as their general partner

         By:      AIMCO-GP, Inc., its general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ------------------------------
                           Peter K. Kompaniez
                           President


Ambassador X, L.P.

By:      Ambassador X, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ------------------------------
                  Peter K. Kompaniez
                  President


Williamsburg L.P.

By:      Ambassador IX, L.P., its general partner

         By:      Ambassador IX, Inc., its general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ------------------------------
                           Peter K. Kompaniez
                           President

Property Asset Management Services-California, LLC

By:      Property Asset Management Services, L.P., its managing
         general partner

         By:      AIMCO Properties, L.P., its general partner

                  By:      AIMCO-GP, Inc., its general partner

                           By:      /s/ PETER K. KOMPANIEZ
                                    ---------------------------
                                    Peter K. Kompaniez
                                    President


NHP Congress Management L.P.

         By:      NHP-HG Six, Inc., its general partner

                  By:      /s/ PETER K. KOMPANIEZ
                           ----------------------------
                           Peter K. Kompaniez
                           President

NPI-AP Management, L.P.

By:      NPI Property Management Corporation, its
         general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ---------------------------------
                  Peter K. Kompaniez
                  President


AIMCO Residential Group, L.P.

By:      AG Management, L.L.C., its general partner

         By:      NHP Management Company, its
                  managing member

                  By:      /s/ PATRICK FOYE
                           ------------------------
                           Patrick Foye
                           Executive Vice President


Insignia Properties, L.P.

By:      AIMCO/IPT, Inc., its general partner

         By:      /s/ PETER K. KOMPANIEZ
                  ---------------------------------
                  Peter K. Kompaniez
                  President

AIMCO Calhoun, Inc.
AIMCO Holdings QRS, Inc.
AIMCO LJ Tucson, Inc.
AIMCO Properties Finance Corp.
AIMCO/Brant Rock, Inc.
AIMCO/Beacon Hill, Inc.
AIMCO/Blossomtree, Inc.
AIMCO/Colonnade, Inc.
AIMCO/Foothills, Inc.
AIMCO/Foxbay, Inc.
AIMCO/Foxtree, Inc.
AIMCO/Freedom Place, Inc.
AIMCO/Grovetree, Inc.

AIMCO/Hazeltree, Inc.
AIMCO/Hiddentree, Inc.
AIMCO/IPT, Inc.
AIMCO/Islandtree, Inc.
AIMCO/Olmos, Inc.
AIMCO/Orchidtree, Inc.
AIMCO/OTC QRS, Inc.
AIMCO/Pine Creek, Inc.
AIMCO/Polo Park, Inc.
AIMCO/Quailtree, Inc.
AIMCO/Rivercrest, Inc.
AIMCO/Sand Castles, Inc.
AIMCO/Sand Pebble, Inc.
AIMCO/Shadetree, Inc.
AIMCO/Shadow Lake, Inc.
AIMCO/Silktree, Inc.
AIMCO/Surrey Oaks, Inc.
AIMCO/Tall Timbers, Inc.
AIMCO/The Hills, Inc.
AIMCO/Timbertree, Inc.
AIMCO/Twinbridge, Inc.
AIMCO/Wickertree, Inc.
AIMCO/Wildflower, Inc.
AIMCO/Windsor Landing, Inc.
AIMCO/Woodhollow, Inc.
AIMCO/Wydewood, Inc.
AIMCO/Yorktree, Inc.
AIMCO-LP, Inc.
AIMCO-GP, Inc.
Ambassador I, Inc.
Ambassador II, Inc.
Ambassador IV, Inc.
Ambassador V, Inc.
Ambassador VIII, Inc.
Ambassador Texas, Inc.
Ambassador X, Inc.
Ambassador XI, Inc.
Ambassador Florida Partners Inc.
Angeles Realty Corporation II
NHP Multi-Family Capital Corporation
NHP Real Estate Corporation
A.J. Two, Inc.
AIMCO Equity Services, Inc.

NHP-HDV Ten, Inc.
NHP-HDV Fourteen, Inc.
NHP-HDV Sixteen, Inc.
NHP-HDV 20, Inc.
NHP-HS Two, Inc.
Broadstreet Management, Inc.
DBL Properties Corporation
Colony of Springdale Properties, Inc.
SF General, Inc.
CPF XIV/St. Charleston, Inc.
CPF XIV/Torrey Pines, Inc.
CPF XIV/Sun River, Inc.
CPF XIV/Lakeside Place, Inc.
ConCap CCP/IV Stratford Place Properties, Inc.
ConCap CCP/IV River's Edge Properties, Inc.
ConCap Equities, Inc.
ConCap Holdings, Inc.
PRA, Inc.
National Property Investors, Inc.

         By:      /s/ PETER K. KOMPANIEZ
                  --------------------------------
                  Peter K. Kompaniez
                  President


OXFORD TAX EXEMPT FUND II CORPORATION


By:  /s/ PETER KOMPANIEZ
    ------------------------------------------
Name:  Peter Kompaniez
Title: President


OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP


By:      Oxford Tax Exempt Fund II Corporation,
         Its General Partner


         By:  /s/ PETER KOMPANIEZ
            ----------------------------------
         Name:  Peter Kompaniez
         Title: President